SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 4, 1997
                                                         ----------------

                        GENTLE DENTAL SERVICE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                       333-13529             91-1577891
-------------------------------          -----------         -------------------
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)            File No.)         Identification No.)


22800 Savi Ranch Parkway, Suite 206, Yorba Linda, CA               92887
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                                 (714) 998-0587
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On November 4, 1997, Gentle Dental Service Corporation (the "Company") completed the merger of GMS Dental Group, Inc. ("GMS"), a privately held corporation, with and into the Company, with the Company as the surviving corporation. The merger is being accounted for as a pooling of interests. Upon consummation of the merger, the Company issued 4,512,377 shares of its Common Stock in exchange for substantially all of the outstanding stock of GMS. One former GMS shareholder has notified the Company of his intent to assert his appraisal rights which entitle him to be paid by the Company the fair value of his GMS shares in cash. An additional 35,784 shares will be issued to this shareholder if he withdraws or fails to perfect his appraisal rights. The Company also assumed outstanding stock options and warrants of GMS which converted into employee and consultant options to purchase a total of 110,600 shares of Company Common Stock at an average price of $0.48 per share and warrants to purchase a total of 248,848 shares of Company Common Stock at an average price of $6.57 per share.

     A total of 297,076 of the shares issued in the merger are subject to repurchase by the Company under previously existing agreements at an average price of $0.32 per share if, among other things, the Company's EBITDA (on a combined basis but excluding CEO salary and related expense) for 1997 does not exceed $4,723,500. This EBITDA target is not expected to be met and, accordingly, these shares are expected to be repurchased in early 1998. Another 297,071 of the shares issued in the merger are subject to repurchase by the Company under the same prior agreements at the same price if, among other things, the Company's EBITDA (on a combined basis but excluding CEO salary and related expense) for 1998 does not exceed $12,683,250.

     To determine the number of shares issued in the merger, the parties initially agreed to a 53/47 ratio between the value of the Company's business and the value of GMS's business based on the relative patient level revenues of the two companies, assuming the completion of the Company's previously announced acquisition of Dedicated Dental Systems, Inc. and related dental practices ("DDS"). To determine the final merger ratio, these values were adjusted for the relative levels of debt, stock options and warrants, and estimated earn-out obligations of the two companies related to their respective previous acquisitions, as well as for the expected repurchase of shares in early 1998 as discussed above. Shares issued to GMS shareholders in the merger currently represent approximately 59% of the outstanding Common Stock; however, upon consummation of the DDS acquisition and after repurchase of the shares discussed above, the shares issued to GMS shareholders in the merger will represent approximately 47.5% of the outstanding Common Stock.

     Prior to the merger, GMS was a dental practice management company providing management support services to 22 dental offices with 102 dentists in California, Idaho, and Hawaii. The Company intends to continue the business of GMS.

     Upon consummation of the merger, the board of directors of the Company was reconstituted to consist of the following directors:

          Gerald R. Aaron, DDS               Steven R. Bull, DDS
          Kenneth D. Hooten                  Robert Finzi
          Paul H. Keckley                    Michael T. Fiore
          Dany Y. Tse, DMD                   Kathleen D. La Porte
          L. Theodore Van Eerden             Wayne Posey
          Craig W. Wong, DMD                 Grant Sadler

     Upon consummation of the merger, the executive officers of the Company were reconstituted to consist of the following:

          Michael T. Fiore                   Co-Chairman, Chief Executive
                                             Officer and President
          Dany Y. Tse, DMD                   Co-Chairman, Founder and President
                                             of Clinical Services Council
          L. Theodore Van Eerden             Executive Vice President and Chief
                                             Development Officer
          Grant Sadler                       Vice Chairman and Co-Founder
          Norman Huffaker                    Chief Financial Officer

     Venture funds affiliated with the Sprout Group received 1,649,562 shares of Company Common Stock in the merger, which currently represent 21.4% of the outstanding Common Stock. Directors Robert Finzi and Kathleen D. La Porte are representatives of the Sprout Group. Mr. Fiore and Mr. Sadler received 356,772 and 395,541 shares of Company Common Stock in the merger, respectively, currently representing 4.3% and 5.1%, respectively, of the outstanding Common Stock.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Audited Consolidated Balance Sheets of GMS as of September 30, 1997 and December 31, 1996, and related audited Consolidated Statements of Operations, Stockholders' Equity and Cash Flows of GMS for the nine months ended September 30, 1997 and for the period from October 11, 1996 (inception) through December 31, 1996. Incorporated by reference to pages F-24 to F-42 of the Company's Registration Statement on Form SB-2, Registration No. 333-44037.

     (b) Pro forma financial information. Pro forma Balance Sheet as of September 30, 1997 and pro forma Statements of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996. Included as pages 5 to 8 of this Form 8-K/A Amendment No. 1.

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger, dated as of October 30, 1997, between the Company and GMS Dental Group, Inc. (Included with original Form 8-K filed by the Company on November 19, 1997.)

          23.1 Consent of KPMG Peat Marwick LLP.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 20, 1998.

                                       GENTLE DENTAL SERVICE CORPORATION



                                       By NORMAN R. HUFFAKER
                                          --------------------------------------
                                          Norman R. Huffaker,
                                          Chief Financial Officer

                        Gentle Dental Service Corporation
                      Pro forma Consolidated Balance sheet
                            As of September 30, 1997

                      (in thousands, except share amounts)
                                   (unaudited)


                                     Assets
                                                                                                            Pooling       Proforma
                                                                                   Company        GMS   Adjustments   Consolidated
                                                                                  --------   --------   -----------   ------------
                                                                                                  (A)
Current assets:

     Cash and cash equivalents                                                    $     79   $     68                    $     147
     Accounts receivable, net                                                        2,742      3,244                        5,986
     Receivables from affiliates                                                     1,603          -                        1,603
     Income taxes receivable                                                           134          -                          134
     Supplies                                                                          476        359                          835
     Prepaid and other current assets                                                  520        637                        1,157
                                                                                  --------   --------    ----------      ---------
          Total current assets                                                       5,554      4,308             -          9,862

Property and equipment, net                                                          4,911      3,354           159 (B)      8,424
Intangibles assets, net                                                              5,549     14,444          (148)(B)     19,845
Other assets                                                                            54        454            (5)(C)        503
                                                                                  --------   --------    ----------      ---------

          Total assets                                                            $ 16,068   $ 22,560    $        6      $  38,634
                                                                                  ========   ========    ==========      =========

         Liabilities, Redeemable Convertible Preferred and Common Stock
                            and Shareholders' Equity

Current liabilities:

     Accounts payable                                                             $    787   $    441                    $   1,228
     Accrued payroll and payroll related costs                                         785      1,293                        2,078
     Other current liabilities                                                         630      1,216                        1,846
     Current portion of long-term debt and capital lease obligations                   441        246                          687
                                                                                  --------   --------    ----------      ---------

          Total current liabilities                                                  2,643      3,196             -          5,839

Long-Term liabilities:

     Obligations under capital leases, net of current portion                          314        327                          641
     Long-term debt, net of current portion                                            577      7,394                        7,971
     Other long-term liabilities                                                       349        181                          530
                                                                                  --------   --------    ----------      ---------

          Total long-term liabilities                                                1,240      7,902             -          9,142
                                                                                  --------   --------    ----------      ---------

          Total liabilities                                                          3,883     11,098             -         14,981

     Redeemable convertible preferred stock- Series B,
          .001 par value, 9,270,000 authorized; 6,287,142 shares
          issued and outstanding, no shares outstanding pro forma                              12,072       (12,072)(D)          -
     Redeemable common stock, no par value, 183,686 shares issued
          and outstanding                                                            2,123                                   2,123

Shareholders' equity
     Preferred stock, 30,000,000 shares authorized, no shares issued
          and outstanding                                                                -          -                            -
     Convertible preferred stock-Series A, $.001 par value;
          395,000 shares authorized; 395,000 shares issued and
          outstanding, no shares outstanding pro forma                                              1            (1)(D)          -
     Convertible preferred stock-Series C, $.001 par value;
          5,000 shares authorized; 2,753 shares issued and outstanding,
          no shares outstanding pro forma                                                -          1            (1)(D)          -
     Common stock, no par value, 50,000,000 shares authorized,
          2,971,772 shares issued and outstanding, 7,658,925 shares
          outstanding pro forma                                                      9,543          3        12,074 (D)     21,620
     Additional paid-in capital                                                        488      2,438                        2,926
     Notes receivable from stockholders                                                  -       (300)                        (300)
     Accumulated earnings/(deficit)                                                     31     (2,753)            6         (2,716)
                                                                                  --------   --------    ----------      ---------

          Total shareholders' equity                                                10,062       (610)     12,078           21,530
                                                                                  --------   --------    ----------      ---------

          Total liabilities, redeemable convertible preferred and
              common stock and shareholders' equity                               $ 16,068   $ 22,560    $      6        $  38,634
                                                                                  ========   ========    ==========      =========


      See accompanying notes to proforma consolidated financial statements

                        Gentle Dental Service Corporation
                 Pro forma Consolidated Statement of Operations
                  For the nine months ended September 30, 1997

                    (In thousands, except per share amounts)
                                   (unaudited)


                                                                                          Pooling       Proforma
                                                              Company           GMS   Adjustments   Consolidated
                                                             --------     ---------   -----------   ------------
                                                                                (A)
Dental group net patient service revenue                     $      -      $ 19,348                    $  19,348
Net support service revenue (management fees)                  10,269             -             -         10,269
                                                             --------      --------    ----------      ---------
               Net revenues                                    10,269        19,348             -         29,617

Clinical salaries & benefits                                        -         6,571                        6,571
Practice nonclinical salaries & benefits                        2,712         5,410                        8,122
Dental supplies and lab expenses                                2,219         2,205                        4,424
Practice occupancy expenses                                     1,248         1,202                        2,450
Practice selling, general and administrative expenses           1,040         2,159                        3,199
Corporate selling, general and administrative expenses          1,820         2,025                        3,845
Depreciation & amortization                                       699           583            13  (B)     1,295
                                                             --------      --------    ----------      ---------

Total operating expenses                                        9,738        20,155            13         29,906
                                                             --------      --------    ----------      ---------

Operating loss                                                    531          (807)          (13)          (289)

Interest expense, net                                            (135)         (227)                        (362)

Other income (expense)                                             52           (68)                         (16)
                                                             --------      --------    ----------      ---------

Income (loss) before taxes                                        448        (1,102)          (13)          (667)

Income taxes (benefit)                                            219          (134)           (5) (C)        80
                                                             --------      --------    ----------      ---------

Net income (loss)                                                 229          (968)           (8)          (747)

Dividends on redeemable convertible preferred stock-Series B                   (829)          829  (E)         -
Accretion of redeemable common stock                              (27)            -                          (27)
                                                             --------      --------    ----------      ---------

Net income/(loss) attributable to common stock               $    202      $ (1,797)   $      821      $    (774)
                                                             ========      ========    ==========      =========

Primary earnings (loss) per share                            $   0.07                                  $   (0.10)
                                                             ========                                  =========
Weighted average common and equivalent shares outstanding       2,952                                      7,500
                                                             ========                                  =========

Fully diluted earnings per share                             $   0.06
                                                             ========
Weighted average fully diluted shares outstanding               3,288
                                                             ========


          See accompanying notes to consolidated financial statements

                        Gentle Dental Service Corporation
                 Pro forma Consolidated Statement of Operations
                      For the year ended December 31, 1996

                    (In thousands, except per share amounts)
                                   (unaudited)


                                                                                          Pooling       Proforma
                                                              Company           GMS   Adjustments   Consolidated
                                                             --------     ---------   -----------   ------------
                                                                                (A)
Dental group net patient service revenue                     $      -      $  3,701                     $  3,701
Net support service revenue (management fees)                  10,712             -             -         10,712
                                                             --------      --------    ----------      ---------

               Net revenues                                    10,712         3,701             -         14,413

Clinical salaries & benefits                                        -         1,493                        1,493
Practice nonclinical salaries & benefits                        3,148         1,131                        4,279
Dental supplies and lab expenses                                2,332           498                        2,830
Practice occupancy expenses                                     1,298           265                        1,563
Practice selling, general and administrative expenses           1,336           469                        1,805
Corporate selling, general and administrative expenses          2,372           626                        2,998
Depreciation & amortization                                       853           161           (24) (B)       990
                                                             --------      --------    ----------      ---------

Total operating expenses                                       11,339         4,643           (24)        15,958
                                                             --------      --------    ----------      ---------

Operating loss                                                   (627)         (942)           24         (1,545)

Interest expense, net                                            (742)           (7)                        (749)

Other income (expense)                                             39           (87)                         (48)
                                                             --------      --------    ----------      ---------

Income (loss) before taxes                                     (1,330)       (1,036)           24         (2,342)

Income taxes (benefit)                                           (345)         (320)           10  (C)      (655)
                                                             --------      --------    ----------      ---------

Net income (loss)                                                (985)         (716)           14         (1,687)

Dividends on redeemable convertible preferred stock- Series B                  (240)          240  (E)         -
Accretion of redeemable common stock                              (91)            -                          (91)
                                                             --------      --------    ----------      ---------

Net income/(loss) attributable to common stock               $ (1,076)     $   (956)    $     254       $ (1,778)
                                                             ========      ========    ==========      =========

Primary and fully diluted earnings (loss) per share          $  (0.71)                                  $  (0.70)
                                                             ========                                  =========

Weighted average number of shares                               1,524                                      2,533
                                                             ========                                  =========


           See accompanying notes to consolidated financial statements

                        Gentle Dental Service Corporation
               Notes to Proforma Consolidated Financial Statements
                    December 31, 1996 and September 30, 1997



The following proforma adjustments are prepared to reflect the consolidated balance sheet as of September 30, 1997 and results of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 as if the merger of GMS with and into the Company had occurred on January 1, 1996. The merger is being accounted for as a pooling of interests. The results of operations for the year ended December 31, 1995 would have been the same as that previously reported by the Company since GMS did not begin operations until October 11, 1996. The proforma adjustments do not include the effect of merger expenses and restructuring charges incurred in the fourth quarter of 1997 as a result of the merger, which management has estimated to be $1,478.

(A) Reflects the financial statements of GMS for the period from October 11, 1996 (inception) to December 31, 1996, and for the nine months ended and as of September 30, 1997 before any adjustments brought about by the merger of GMS and the Company on November 4, 1997.

(B) Reflects the reduction in depreciation expense for property and equipment and the increase in amortization expense for intangible assets of GMS. The changes conform the accounting policies of GMS to those of the Company. The following amounts reflect the impact to the consolidated statement of operations for the year ended December 31,1996 and the nine months ended September 30, 1997 and the net impact to the consolidated balance sheet at September 30, 1997:

                                                                                  Year                 9/30/97
                                                                                 Ended       9 Mos     Balance
                                                                                  1996        1997       Sheet
                                                                                ------      ------     -------
          Depreciation Expense/Increase to Property and equipment               $  (24)     $ (135)    $   159

          Amortization Expense/Decrease to Intangible assets                         -         148        (148)
                                                                                ------      ------     -------

          Net change before taxes                                                  (24)         13          11

          Increase(decrease) to income tax expense/Increase to Other
               assets for deferred income taxes                                     10          (5)         (5)
                                                                                ------      ------     -------
          Net change after taxes                                                $  (14)     $    8     $     6
                                                                                ======      ======     =======

(C) Reflects the increase(decrease) in income taxes as a result of the adjustments to depreciation expense and amortization expense.

(D) Reflects the conversion of GMS redeemable convertible preferred stock and GMS convertible preferred stock to GMS common stock which was then converted into Company common stock in connection with the merger.

(E) Reflects the elimination of the dividend on GMS redeemable convertible preferred stock.

                                  EXHIBIT INDEX

Exhibit   Description

  2.1 Agreement and Plan of Merger, dated as of October 30, 1997, between the Company and GMS Dental Group, Inc. (Included with original Form 8-K filed by the Company on November 19, 1997.)

          The following exhibits and schedules to the Agreement and Plan of Merger have been omitted and will be provided to the Securities and Exchange Commission upon request:

          Exhibit A                     Opinion of GMS's Counsel
          Exhibit B                     Employment Agreements
          Exhibit C-1                   Shareholder Representation Letter
          Exhibit C-2                   Shareholder Consent
          Exhibit D                     Affiliate Representation Letter
          Exhibit E                     Tax Opinion
          Exhibit F                     Opinion of GDSC's Counsel
          Schedule 2.06                 GDSC Litigation
          Schedule 2.08-2               GDSC Employee Benefits
          Schedule 2.08-3               GDSC Employment Agreements
          Schedule 2.11                 GDSC Changes or Events
          Schedule 2.12                 GDSC Leases
          Schedule 2.13                 GDSC Contracts
          Schedule 2.23                 GDSC Consents
          Schedule 3.01                 GMS Subsidiaries
          Schedule 3.03                 GMS Capitalization
          Schedule 3.06                 GMS Litigation
          Schedule 3.08-1               GMS Collective Bargaining Agreements
          Schedule 3.08-2               GMS Employee Benefits
          Schedule 3.08-3               GMS Employment Agreements
          Schedule 3.11                 GMS Changes or Events
          Schedule 3.12                 GMS Leases
          Schedule 3.13                 GMS Contracts
          Schedule 3.18                 GMS Certain Interests
          Schedule 3.20                 GMS Permit Issues
          Schedule 3.23                 GMS Consents
          Schedule 7.09                 GMS Affiliates

  23.1    Consent of KPMG Peat Marwick LLP.